Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Institutional Class Shares Prospectus,

each dated February 27, 2015

with respect to

Thrivent Partner Worldwide Allocation Fund

Thrivent Partner Worldwide Allocation Fund (the “Fund”) is adding Paul Blankenhagen, CFA and Juliet Cohn as portfolio co-managers for the portion of the Fund managed by Principal Global Investors, LLC (“Principal”). Mark R. Nebelung, CFA and John Pihlblad, CFA will continue as portfolio co-managers for the Fund. As a result, the following is hereby added to “Portfolio Manager(s)” section in the “Summary Section” describing the Fund and in the section about the Fund in “Portfolio Management” under “Management, Organization and Capital Structure”:

Paul Blankenhagen, CFA and Juliet Cohn have served as portfolio co-managers for the Principal portion of the Fund since 2015. Mr. Blankenhagen is a co-portfolio manager for the European Equity, International Core, and International Diversified Equity portfolios at Principal. He joined the firm in 1992, has been a member of the international equity team since 1995, and was named a portfolio manager in 2000. Ms. Cohn is responsible for co-managing Principal’s European Equity, International Core and International Diversified Equity portfolios. She joined the firm in 2003 as a portfolio manager for European equities, and was named to the latter two strategies in 2004.

The date of this Supplement is November 3, 2015.

Please include this Supplement with your Prospectus.

28958

Thrivent Mutual Funds

Supplement to the Statement of Additional Information

dated February 27, 2015

with respect to

Thrivent Partner Worldwide Allocation Fund

Thrivent Partner Worldwide Allocation Fund (the “Fund”) is adding Paul Blankenhagen, CFA and Juliet Cohn as portfolio co-managers for the portion of the Fund managed by Principal Global Investors, LLC (“Principal”). Mark R. Nebelung, CFA and John Pihlblad, CFA will continue as portfolio co-managers for the Fund. As a result, the following changes are hereby made in the sections of the Statement of Additional Information describing the Fund.

1.	The following information, which is as of September 30, 2015, is added under “Other Accounts Managed by the Principal Portfolio Managers” in the section about the Fund under “Investment Adviser, Investment Subadvisers, and Portfolio Managers”:

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (USD MM)
Paul Blankenhagen	Registered Investment Companies	2	$6,044.4
	Other Pooled Investment Vehicles	3	$2,780.1
	Other Accounts	4	$380.5

Juliet Cohn	Registered Investment Companies	2	$6,044.4
	Other Pooled Investment Vehicles	3	$2,780.1
	Other Accounts	4	$380.5

None of the accounts listed above has performance-based advisory fees.

2.	The following sentence is hereby added under “Ownership in the Fund” in the section about the Fund under “Investment Adviser, Investment Subadvisers, and Portfolio Managers”:

Mr. Blankenhagen and Ms. Cohn do not own shares of the subadvised Fund.

The date of this Supplement is November 3, 2015.

Please include this Supplement with your Statement of Additional Information.

28959